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EXHIBIT 10.37

SILICON IMAGE, INC.

SILICON COMMUNICATION LAB, INC.

1999 STOCK OPTION PLAN

Assumed by Silicon Image, Inc. effective July 6, 2001
and as amended September 7, 2001

    1.  Purposes of the Plan.  The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of section 422 of be Code, as amended, and the regulations promulgated thereunder.

    2.  Definitions.  As used herein, the following definitions shall apply:

      (a)  "Administrator"  means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

      (b)  "Board"  means the Board of Directors of the Company.

      (c)  "Code"  means the Internal Revenue Code of 1986, as amended.

      (d)  "Committee"  means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

      (e)  "Common Stock"  means the Common Stock of the Company.

      (f)  "Company"  means Silicon Image, Inc. or any successor corporation.

      (g)  "Consultant"  means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

      (h)  "Continuous Status as an Employee or Consultant"  means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether an Optionee has ceased to provide services and the effective date on which the Optionee ceased to provide services.

      (i)  "Employee"  means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (j)  "Exchange Act"  means the Securities Exchange Act of 1934, as amended.

      (k)  "Fair Market Value"  means, as of any date, the value of a share of the Company's Common Stock determined as follows:

        (i)  if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

        (ii) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

        (iii) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

        (iv) if none of the foregoing is applicable, by the Committee in good faith.

      (l)  "Incentive Stock Option"  means an Option intended to qualify as an incentive stock option within the meaning of section 422 of the Code.

      (m)  "Nonstatutory Stock Option"  means an Option not intended to qualify as an Incentive Stock Option.

      (n)  "Officer"  means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (o)  "Option"  means a stock option granted pursuant to the Plan.

      (p)  "Optioned Stock"  the Common Stock subject to an Option.

      (q)  Optionee"  means an Employee, or Consultant who receives an Option.

      (r)  "Parent"  means a "parent corporation", whether now or hereafter existing, defined in Section 424(e) of the Code.

      (s)  "Plan"  means this 1999 Stock Option Plan.

      (t)  "Share"  means a share of the Common Stock, as adjusted in accordance with Section 11 below.

      (u)  "Subsidiary"  means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 5,500,000 shares of Common Stock. The shares may be authorized but unissued, or reacquired Common Stock.

    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

    4.  Administration of the Plan.

      (a)  Initial Plan Procedure.  Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

      (b)  Plan Procedure after the Date, if any, upon which the Company becomes Subject to the Exchange Act.

        (i)  Administration with Respect to Directors and Officers.  With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan which committee shall b e constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

        (ii)  Multiple Administrative Bodies.  If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

        (iii)  Administration With Respect to Consultants and Other Employees.  With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

      (c)  Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

        (i)  to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

        (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

        (iii) to determine whether and to what extent Options are granted hereunder;

        (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

        (v) to approve forms of agreement for use under the Plan;

        (vi) to determine the terms and conditions of any award granted hereunder;

        (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock,

        (viii)to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

        (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      (d)  Effect of Administrator's Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5.  Eligibility.

      (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

      (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

        (i)  of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

        (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (c) Whenever shares of Common Stock are to be issued to Optionee in satisfaction of the rights conferred in accordance herein, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

      (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      (e) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to Employees:

        (i)  No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 142,079 Shares,

        (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

        (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    6.  Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term often (10) years unless sooner terminated under Section 13 of the Plan.

    7.  Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8.  Option Exercise Price and Consideration.

      (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

        (i)  In the case of an Incentive Stock Option.

          (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant,

          (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option.

          (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Me Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

          (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

      (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and

  (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) with respect only to purchases upon exercise of an Option: (i) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (ii) through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, (5) by cancellation of indebtedness of the Company to the Optionee, (6) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Optionee who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares, (7) by waiver of compensation due or accrued to the Optionee for services rendered, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.  Exercise of Option.

      (a)  Procedure for Exercise: Rights as a Shareholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b)  Termination of Employment or Consulting Relationship.  In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (but not in the event of a change of laws from Employee to Consultant (in which case an Employee's Incentive Stock option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), other than upon the Optionee's death or disability, the Optionee may exercise his or her Option, but only within such period of time but not less than thirty (30) days, as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c)  Disability of Optionee.  In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only with twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(c)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d)  Death of Optionee.  In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionees estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      (f)  Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      (g)  Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Option agreement a right to repurchase a portion of or all unvested shares held by an Optionee following such Optionee's termination of employment at any time within ninety (90) days after the later of Optionee's termination date and the date the Optionee purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Optionee's exercise price.

    10.  Non-Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.  Adjustments Upon Changes in Capitalization or Merger.

      (a)  Changes in Capitalization.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (1) the number of Shares reserved for issuance under this Plan, (2) the Share amounts set forth in Section 5(e), (c) the exercise prices of and number of Shares subject to outstanding Options, and (d) the number of Shares subject to other outstanding Options will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

      (b)  Dissolution or Liquidation or Merger.  In the event of (1) a dissolution or liquidation of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Optionees), (3) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (4) the sale of substantially all of the assets of the Company, or (5) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a "corporate transaction"), any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Optionees as was provided to stockholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Optionees, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionees. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Section, such Options will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options granted pursuant to this Plan will accelerate upon a transaction described in this Section. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Optionees under the foregoing provisions of this Section, in the event of the occurrence of any corporate transaction described in this Section, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (i) granting an Option under this Plan in substitution of such other company's option; or (ii) assuming such option as if it had been granted under this Plan if the terms of such assumed award could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price.

    12.  Time of Granting Option.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  Amendment and Termination of the Plan.

      (a)  Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required

      (b)  Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15.  Reservation of Shares.  The Company, during the term of this Plan, will all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16.  Agreements.  Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

    17.  Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

    18.  Information to Optionees and Purchasers.  The Company shall provide to each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

SILICON IMAGE, INC.

1999 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant
Vesting Commencement Date
Exercise Price Per Share
Total Number of Shares Granted
Total Exercise Price
Type of Option:	_______ Incentive Stock Option
_______ Nonstatutory Stock Option
Terms/Expiration Date

  Vesting Schedule:

    This Option may be exercised in accordance with the following schedule:

    25% of the Shares subject to the Option shall vest on the first anniversary of the Vesting Commencement Date, and 2.08333% of the Shares subject to the Option shall vest each one-month period thereafter.

  Termination Period

    This Option may be exercised for three (3) months after termination of employment or consulting relationship, or such longer period as may be applicable upon death or disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

II. AGREEMENT

    1.  Grant of Option.  Silicon Image, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1999 Stock Option Plan (the "Plan") of Silicon Communication

1

Lab, Inc. assumed by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

    If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.  Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

      (i)  Right to Exercise,

        (a) This Option may not be exercised for a fraction of a Share.

        (b) In the event of Optionee's death, disability or other termination of the employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

        (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

      (ii)  Method of Exercise.  This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

    No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    3.  Optionee's Representations.  In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

    4.  Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee.

      (i)  cash; or

      (ii) check; or

      (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the

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  date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised,

      (iv) by the waiver hereby of compensation due or accrued to Optionee,

      (v) by cancellation of indebtedness of the Company to Optionee,

      (vi) through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, or

      (vii) through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein.

    5.  Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board, As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    6.  Termination of Relationship.  In the event an Optionee's Continuous Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

    7.  Disability of Optionee.  Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination, provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    8.  Death of Optionee.  In the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

    9.  Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding up on the executors, administrators, heirs, successors and assigns of the Optionee.

    10.  Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive

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Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

    11.  Taxation on Exercise of Option.  Optionee understands that, upon exercising a Nonstatutory Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months, if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Optionee is an Employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option out of Optionee's compensation or by payment to the Company.

    12.  Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the federal and State of California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (i)  Exercise of ISO.  If this Option qualifies as an ISO, there will be no regular federal income tax liability or State of California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

      (ii)  Exercise of ISO Following Disability.  If the Optionee's Continuous Status as an Employee or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within 90 days of such termination for the ISO to be qualified as an ISO.

      (iii)  Exercise of Nonstatutory Stock Option.  There may be a regular federal income tax liability and State of California income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

      (iv)  Disposition of Shares.  In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and State of California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and State of California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of be Shares.

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      (v)  Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

    13.  INTENTIONALLY LEFT BLANK

    14.  "Market Stand-Off' Agreement.  Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

    15.  Binding Effect.  This Agreement shall inure to the benefit of the Company and its successors and assigns and, subject to the restrictions on transfer set forth herein, be binding upon Optionee, his permitted transferees, heirs, legatees, executors, administrators and legal successors, who shall hold the Shares subject to the terms hereof.

    16.  Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

    17.  Entire Agreement Governing Law.  The Plan is incorporated herein by reference to the Option Agreement. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State or California except for that body of law pertaining to conflict of laws.

SILICON IMAGE, INC. a Delaware corporation
By:	___________________________________________ [Name]

    OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHAPES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S

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RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

    Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ____________________________________	Signed: ___________________________________________
Residence Address:

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CONSENT OF SPOUSE

    I,            , spouse of the Optionee who executed the foregoing Agreement, hereby agree that my spouse's interest in the shares of Common Stock subject to said Agreement shall be irrevocably bound by the Agreement's terms. I further agree that my community property interest in such shares, if any, shall similarly be bound by said Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Agreement and this consent.

Dated: , 200

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NOTICE OF EXERCISE OF STOCK OPTION

SILICON IMAGE,INC.
1060 East Arques Avenue
Sunnyvale, California, 94086

Attention: Secretary

    The undersigned hereby elects to exercise the option indicated below with respect to the number of shares of Common Stock of            (the "Company") set forth:

Option Grant Date: ___________________________________________
Type of Option:	________ Incentive Stock Option
________ Nonstatutory Stock Option
Number of Shares Being Exercised: ____________________________ Shares
Exercise Price Per Shares: $___________________________________________
Total Exercise Price: $________________________________________________
Method of Payment: ( ) Cash, ( ) Check or ( ) Other: ____________________________

    Enclosed herewith is payment in full of the total exercise price, a copy of the Option Agreement and an executed copy of an Investment Representation Statement (Exhibit B to the Option Agreement).

    My exact name, address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

Name: ___________________________________________
Address: ___________________________________________
___________________________________________
Social Security Number: ____________________________________
Sincerely,
Dated: ____________________________________	____________________________________________________ (Employee's Signature)
____________________________________________________ (Employee's Printed Name)

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QuickLinks

  EXHIBIT 10.37
SILICON IMAGE, INC. 1999 STOCK OPTION PLAN STOCK OPTION AGREEMENT
CONSENT OF SPOUSE
NOTICE OF EXERCISE OF STOCK OPTION